                                                                   EXHIBIT 99.02



I hereby consent to be named in the Registration Statement on Form S-1 as a person to become a director of the Company upon consummation of the initial public offering.



                                                  /s/ R. MICHAEL MONDAVI



                                          --------------------------------------
                                                    R. Michael Mondavi
                                                    September 9, 1997